UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 30, 2005

EXACTECH, INC.

(Exact name of registrant as specified in its charter)

Florida	0-28240	59-2603930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 N.W. 66TH Court

Gainesville, Florida 32653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (352) 377-1140

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Enter into a Material Definitive Agreement

On November 30, 2005, Exactech, Inc., (the “Company”) entered into a Letter Agreement (the “Letter Agreement”) with Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”) under the terms of which, the Company and Merrill Lynch agreed to certain modifications to that certain WCMA Loan and Security Agreement No. 2BN-07R53, dated as of June 25, 2004 (the “Loan Agreement”).

Among other modifications, the Letter Agreement increases the credit line limit under the Loan Agreement to a maximum amount of $24.0 million less amounts owed by Altiva Corporation (“Altiva”) to Merrill Lynch, payment of which has been guaranteed by the Company (the “New Credit Line”). In addition, the Letter Agreement also modified the Borrowing Base such that the New Credit Line may not exceed (a) the sum of 80% of the value of qualified accounts receivable, plus the lesser of (i) 50% of the value of finished goods inventory (excluding surgical instrumentation held as inventory) or (ii) $17.0 million, less (b) the maximum amount of Altiva obligations guaranteed by the Company. Borrowings under the New Credit Line bear interest at One-Month LIBOR plus an applicable margin which ranges from 150 to 237.5 basis points depending upon the Company’s ratio of funded debt to EBITDA. The Letter Agreement also modifies certain customary affirmative and negative covenants including certain financial covenants. The expiration date of the New Credit Line is June 30, 2008.

The Lender, and its respective affiliates, has performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Letter Agreement and the New Credit Line Loan is qualified in its entirety by reference to the Letter Agreement which are attached hereto as Exhibit 10.1 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosures set forth in Item 1.01 above, the contents of which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated as of November 30, 2005, by and among Exactech, Inc., as Borrower and Merrill Lynch Business Financial Services, Inc., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXACTECH, INC.

Dated:	December 2, 2005	By:	/s/ Joel Phillips
Joel Phillips,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated as of November 30, 2005, by and among Exactech, Inc., as Borrower and Merrill Lynch Business Financial Services, Inc., as Lender.